Exhibit 99.2

 Fiscal 2024 Financial Results  November 2024   Investor Presentation

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings presentation include, but are not limited to, statements regarding NJR’s NFEPS guidance for fiscal 2025, including NFEPS guidance by Segment and EPS, long term growth targets and guidance range, long term annual growth projections and targets, Capital Plan expectations, projections of dividend and financing activities, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, project pipeline (under construction, contract or exclusivity) through Fiscal 2029, total expected shareholder return projections, dividend growth, CEV revenue and service projections, our debt repayment schedule, contributions from Leaf River, Steckman Ridge and Adelphia Gateway, SREC Hedging strategies and Asset Management Agreements, the financial impact of the outcome of Base Rate Cases with the BPU, the gain on the sale of CEV’s residential portfolio, impact of the sale of CEV's residential solar portfolio and expected use of proceeds from the sale, the outcome or timing of Adelphia's rate case with FERC, emissions reduction strategies and clean energy goals, environmental social and governance efforts, changing interest rates, and other legal and regulatory expectations, and statements that include other projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of new information future events or otherwise, except as required by law.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Contents NJR At a Glance  Fiscal 2024 Fourth Quarter and Year-End Conference Call  4  Fiscal 2024 Highlights: An Excellent Year  5  NJR Positioned for Future Growth  6   Fiscal 2025 NFEPS Guidance of $3.05 to $3.20  7  Industry Leading Long-Term Growth Rate of 7-9%   8  NFEPS Guidance by Segment  9  New Jersey Natural Gas (NJNG)  10  Clean Energy Ventures (CEV): Investment Opportunities  11  Storage and Transportation (S&T): Organic Growth Initiatives  12  Financial Review  13  Review of Fiscal 2024 Year-End Results  14  NJNG: New Base Rates  15  NJR Capital Plan  16  Superior Credit Metrics, Balance Sheet and Cash Flows  17  Positioned for Future Growth and Value Creation  Appendix: Financial Statements and Additional Information – 18  19  Reconciliation of NFE and NFEPS to Net Income  20  Other Reconciliation of Non-GAAP Measures  21  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  22  Fiscal 2024 Fourth Quarter and Year-End NFE and NFEPS by Business Unit  23  Review of Fiscal 2024 Fourth Quarter Results  24  Capital Plan Table  25  Debt Repayment Schedule  26  Projected Cash Flows  Business Overview - 27  28  NJR: Business Portfolio  29  NJNG: High Quality Utility in Favorable Favorable Regulatory Environment  30  NJNG: Supportive Regulatory Construct  31  CEV: Overview  32  CEV: SREC Hedging Strategy Stabilizes Revenue  33  Storage and Transportation (S&T): Overview  34  Energy Services (ES): Overview  35  Dividend Growth: Committed to Building Shareholder Value  36  Environmental, Social and Governance Efforts  37  Shareholder and Contact Information  Corporate Information  Ticker  NYSE: NJR  Corporate Headquarters  Wall, NJ  Incorporated  New Jersey  Website  www.njresources.com  IPO  1982  Share Information  Share Price  $51.04  Shares Outstanding  99.5M   Market Cap  $5.1B  Dividend Information  Annual Dividend  $1.80  Dividend Yield  3.53%  All daily trading information/multiples as of 11/22/2024

 Derived significant value from pipeline capacity during brief periods of strong demand in an otherwise warmer than historical winter period  Outsized contribution from the fixed payments associated with the Asset Management Agreements announced in 2020  Fiscal 2024 Highlights: An Excellent Year  Contribution from All of NJR's Complementary Portfolio of Businesses  A reconciliation from NFE to net income can be found in the Appendix.   Grew Customers to ~583,000  SAVEGREEN celebrated its  100,000th customer  ~70 megawatts   under construction   or placed into service  Total solar portfolio operated at   ~99% availability  Adelphia Gateway recognized by the Pennsylvania Department of Labor & Industry with the Governor’s Award   for Safety Excellence  Leaf River completed booster compression project  Fiscal 2024 NFEPS of $2.951  Raised NFEPS Guidance by $0.15 During Fiscal 2024;   Finished in the Higher End of Revised Range  4th Consecutive Year of Exceeding Initial Guidance and 7 - 9% Long-term Growth Rate  New Jersey Natural Gas  Clean Energy Ventures  Storage and Transportation  Energy Services

  NJR Positioned for Future Growth  Focus on Core Business Drivers  New Jersey   Natural Gas  NJR  Base Rate Case Settled:  Received NJ BPU approval to recover $850 million of investments   Energy Efficiency Expansion  Received NJ BPU approval for a new $385.6 million SAVEGREEN® program.  Expects to Deliver Peer Leading 7-9% NFEPS Long-Term Growth Rate   Supported by Strong Balance Sheet and Steady Cash Flows  Clean Energy Ventures  Record 1.1GWs solar project pipeline  Sale of Sunlight Advantage sharpens focus on commercial solar growth;  further strengthens balance sheet  Storage and Transportation  Adelphia: filed a Section 4 rate case with FERC  Leaf River: Additional working capacity following capacity recovery project  Energy Services  AMA stability with approximately $19.7 million in revenue annually from fiscal 2025 - 2031  Retained upside from strategically positioned assets   Maximize the value of existing assets through organic growth  opportunities to produce “utility-like” returns

 Fiscal 2025 NFEPS Guidance of $3.05 to $3.20  Net Financial Earnings per Share  The starting point for our previously communicated long-term growth guidance was the midpoint of our FY 2022 initial NFEPS guidance of $2.20 - $2.30. This compounded for three years using the mid-point of our NFEPS 7 to 9 percent long-term annual growth projections is $2.83. Initial fiscal 2023 NFEPS guidance was $2.42 - $2.52; initial fiscal 2024 NFEPS guidance was $2.70 - $2.85  Guidance Range Above 7% - 9% Long-term Projected NFEPS Growth Due to One-time Gain from Sunlight Advantage Transaction  Guidance Range  $3.05 - $3.20  Maintaining  7-9%  Long-Term   Annual Growth  $2.50  $2.70  Outperformance Above Long-Term Growth Rate and Initial Guidance Range1  $2.20 - $2.301  $2.42 - $2.521  Strong energy prices(NJNG, CEV, ES)  Winter Storm Elliot  January 2024   weather event   Initial Guidance Range1  Represents the midpoint of NJR's Long-Term Growth Rate  $2.70 - $2.851  New Base of  $2.831 Per Share   After multiple years of outperformance, NJR is re-basing its long-term   NFEPS 7 to 9 percent growth targets  $2.95  Sunlight Advantage  Actuals  Estimates

 Industry Leading Long-Term Growth Rate of 7-9%   Net Financial Earnings per Share  Highly Visible 7% - 9% NFEPS Growth with Potential for Additional Upside  7-9%  LONG-TERM ANNUAL GROWTH  NJNG  CEV  S&T  Energy  Services  Improved   Gross Margin after Successful Rate Case  Continued Customer Growth  Energy Efficiency Efforts   Drivers of 7-9% Growth Rate  Potential Upside   Drivers Above 7-9%  Contracted REC Revenue  High Operational Availability   Extensive Project  Pipeline  Stronger than expected BGSS incentives margin from optimization of supply portfolio  Upside from power demand growth + one-time gain from sale of residential portfolio  Long-term Contracted Capacity  Organic Capacity Expansion Projects   Successful Recontracting Driven by Improving Storage Market  Short-term capacity optimization  Stable Cash Flows from AMA Fixed Payments  Normalized Contribution from "Long-Option" Strategy1  Natural gas price volatility due to weather events  Guidance Range  $3.05 - $3.20  Does not consider potential positive impacts from significant weather events.

 ~70%   Fiscal 2025 NFEPS Expected from Utility Operations  NFEPS Guidance by Segment  NJNG Remains the Largest Contributor to NFEPS following the conclusion of its Base Rate Case   Fiscal 2025 NFEPS Guidance  by Segment  New Jersey Natural Gas  65% - 75%  Energy Services  3% - 7%  Home Services  0% - 1%  S&T  3% - 7%  CEV  20% - 25%  ~75%   Fiscal 2025 NFEPS Expected from Regulated Operations (NJNG / S&T)  ~75% Excluding the One-Time Gain from the Sunlight Advantage Transaction  68% -82%  23% - 33%

 New Jersey Natural Gas (NJNG)  ~42% of capital expenditures earning a near real-time return  NJNG Total Customers  Fiscal 2024 Capital Expenditures1,2,3  (Actuals)  ~$503M  Strong Trend of Customer Growth Through a Mix of New Construction and Conversions Across New Jersey  (in thousands)  Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations.  Facilities included in “Other”.   The sum of actual amounts may not equal due to rounding.

 Clean Energy Ventures (CEV): Investment Opportunities  CEV owns and operates solar projects with approximately 386MW of commercial solar capacity1   Total  ~1.4GW  MWs  Pipeline of ~1.1GW including projects under construction, contract, or exclusivity   ~386MW of commercial  projects in-service  ~41% of pipeline located in NJ  ~59% of pipeline located outside of NJ  CEV to focus on commercial solar growth potential  Sale of Residential   Solar Business   (Sunlight Advantage)  In November 2024, CEV announced the sale of its 91 megawatt (MW) residential solar portfolio for a total of $132.5 million  Represents Commercial Solar

 Storage and Transportation (S&T): Organic Growth Initiatives  Leaf River (storage) and Adelphia Gateway (transportation)  Adelphia Section 4 Base Rate Case  Filed in Fiscal 2024 Fourth Quarter  Considered numerous investments made in rate base, expenses of pipeline operations, system modernization, and regulatory driven projects  Adelphia anticipates that FERC will allow it to place the rates into effect during the second half of 2025, subject to refund and the outcome of a hearing to be established by FERC.  Leaf River Energy Center:  Maximizing Existing Asset     S&T to expand leaching plant facilities   Salt cavern leaching is a process used to regain capacity lost to salt creep over time   Successful completion of open season with investment to continue throughout fiscal 2025

 12  12  Financial Review

 Review of Fiscal 2024 Year-End Results1  ($ in Millions)  A reconciliation of these non-GAAP measures can be found in the Appendix.  The sum of actual amounts may not equal to total due to rounding.  Fiscal 2023 – Consolidated NFE ($ in millions)  $ 261.8   NJNG  $ 2.0   Utility Gross Margin1  $ 8.2   Depreciation & Amortization (D&A)  $ (10.2)  Interest expense, O&M, AFUDC, Income Tax  $ 4.0   Clean Energy Ventures  $ (10.8)  Revenue  $ 6.4   D&A and Interest Expense  $ (2.5)  Other (including ITC recognition)  $ (14.7)  Storage & Transportation  $ (0.6)  Revenue  $ 3.4   D&A and Interest Expense  $ 1.6   O&M, AFUDC & Other  $ (5.6)  Energy Services  $ 43.0   Financial Margin1  $ 66.6   Interest Expense, Income Tax and Other  $ (23.6)  Home Services and Other  $ (4.6)  Fiscal 2024 – Consolidated NFE ($ in millions)2  $ 290.8

 NJNG: New Base Rates  NJNG announced the conclusion of its Base Rate Case in November 2024  Overall Cost of Capital and Weighted Return  Percent  Approved   Return  Weighted   Cost  TOTAL  100.0%  7.08%  Long-Term Debt  Common Equity  46.0%  54.0%  4.11%  9.60%  1.89%  5.18%  Settlement (millions)  Rate Base  Rate of Return  Operating Income Requirement  Test Year Operating Income  Operating Income Deficiency  Revenue Factor  $3.245  X 7.08%  $229.6  $117.7  $111.9  X 1.4029  $157.0  Settlement Amount  Rate base of $3.2 Billion as of November 2024   29% increase from prior rate base  WACC of 7.08%   ROE of 9.60% and equity layer of 54% (unchanged)  New rates effective November 21, 2024  2024 Rate Case Settlement

 NJR Capital Plan1,2   Includes SAVEGREEN Investments. Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.  The sum of actual amounts may not equal due to rounding.  $622  $596  $610 - $790  $655 - $835  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7-9%;  Increases in Fiscal 2025 / Introduction of Fiscal 2026 Range  $430 - $490  $470 - $535  $160 - $265  $20 - $35  $10 - $25  $175 - $275  Actuals  Estimates  $644     ~$1.3B - $1.6B  Planned CAPEX Over the Next 2 Years

 Well Positioned to Achieve Higher than Peer Growth with No Need for Block Equity  Superior Credit Metrics, Balance Sheet and Cash Flows   1. Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.   NJR Adjusted FFO / Adjusted Debt1  NJNG  (Secured Rating)  NJR  (Unsecured Rating)  NAIC  NAIC-1.E  NAIC-2.A  Moody's  A1 (Stable)  Fitch  A+ (Stable)  Actuals  Estimates  Superior Credit Metrics  No Block Equity Needs  Cash Flow from Operations of $900 million - $1 billion in the Next Two Years  Staggered Debt Maturity Stack  Substantial liquidity at both NJNG and NJR   $825M of credit facilities available through FY2029  18-20%

 Positioned for Future Growth and Value Creation  Implementing Strategic Plan to Drive Continued, Organic Growth Across Portfolio  Successful resolution of base rate case and energy efficiency program  NJNG primary driver of NFE contribution for the foreseeable future  CEV and S&T benefit from long-term contracted revenue structures  NJR Capital investment of   ~$1.4 Billion over   the next 2 years  Maximizing capabilities at existing assets to deliver strong, risk-adjusted returns  Strong balance sheet and superior credit metrics  7-9%  LONG-TERM  ANNUAL GROWTH  High Earnings Visibility  Disciplined Capital Plan  Deliver Superior Investment Returns  4%  DIVIDEND YIELD1  Expected shareholder return includes projected NFEPS long-term growth rate of 7 – 9% in addition to an annualized dividend yield of 3.5%, based on dividend per share of $1.80 and closing share price of $51.04 on November 22, 2024.  11 - 13%  Expected Shareholder Return1  Invest in the clean energy future in a manner that is affordable and reliable  Leverage NJNG's infrastructure to capitalize on decarbonization opportunities  Opportunities to Invest in Energy Transition

 Appendix:  Financial Statements and Additional Information  18  Appendix: Financial Statements and Additional Information – 18  19  Reconciliation of NFE and NFEPS to Net Income  20  Other Reconciliation of Non-GAAP Measures  21  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  22  Fiscal 2024 Fourth Quarter and Year-End NFE and NFEPS by Business Unit  23  Review of Fiscal 2024 Fourth Quarter Results  24  Capital Plan Table  25  Debt Repayment Schedule  26  Projected Cash Flows

 Reconciliation of NFE and NFEPS to Net Income  ($ in 000s)  NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.  NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period  (Unaudited)  Three Months Ended  September 30,  Twelve Months Ended  September 30,  2024  2023  2024  2023  NEW JERSEY RESOURCES  A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:  Net income  $ 91,126   $ 37,024   $ 289,775   $ 264,724   Add:  Unrealized (gain) loss on derivative instruments and related transactions   (4,286)   (7,579)   19,574    (38,081)  Tax effect   1,018    1,800    (4,652)   9,050   Effects of economic hedging related to natural gas inventory   1,266    (2,186)   (18,192)   34,699   Tax effect   (301)   520    4,323    (8,246)  Gain on equity method investment   —    —    —    (300)  Tax effect   —    (93)   —    (19)  NFE tax adjustment   (116)   77    —    —   Net financial earnings  $ 88,707   $ 29,563   $ 290,828   $ 261,827   Weighted Average Shares Outstanding  Basic   99,308    97,568    98,634    97,028   Diluted   99,964    98,192    99,289    97,627   A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:  Basic earnings per share  $ 0.92   $ 0.38   $ 2.94   $ 2.73   Add:  Unrealized (gain) loss on derivative instruments and related transactions   (0.04)   (0.08)   0.20    (0.39)  Tax effect   —    0.02    (0.05)   0.09   Effects of economic hedging related to natural gas inventory   0.01    (0.02)   (0.18)   0.36   Tax effect   —    —    0.04    (0.09)  Basic net financial earnings per share  $ 0.89   $ 0.30   $ 2.95   $ 2.70

 Other Reconciliation of Non-GAAP Measures  NJNG Utility Gross Margin  NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.  Energy Services Financial Margin  Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.   (Unaudited)  Three Months Ended  Twelve Months Ended  September 30,  September 30,  2024  2023  2024  2023  A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:  Operating revenues  $ 105,091   $ 108,741   $ 1,019,832   $ 1,012,633   Less:  Natural gas purchases   33,817    37,323    414,635    425,457   Operating and maintenance1   22,935    31,605    113,984    115,292   Regulatory rider expense   3,566    3,017    60,327    50,542   Depreciation and amortization   29,620    26,292    112,492    102,326   Gross margin   15,153    10,504    318,394    319,016   Add:  Operating and maintenance1   22,935    31,605    113,984    115,292   Depreciation and amortization   29,620    26,292    112,492    102,326   Utility gross margin  $ 67,708   $ 68,401   $ 544,870   $ 536,634   A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:  Operating revenues  $ 178,420   $ 102,932   $ 485,391   $ 691,616   Less:  Natural Gas purchases   79,097    87,932    305,938    558,932   Operating and maintenance1   1,583    5,833    23,189    20,199   Depreciation and amortization   47    51    205    221   Gross margin   97,693    9,116    156,059    112,264   Add:  Operating and maintenance1   1,583    5,833    23,189    20,199   Depreciation and amortization   47    51    205    221   Unrealized (gain) loss on derivative instruments and related transactions   (4,287)   (8,559)   24,449    (48,251)  Effects of economic hedging related to natural gas inventory   1,266    (2,186)   (18,192)   34,699   Financial margin  $ 96,302   $ 4,255   $ 185,710   $ 119,132    Excludes selling, general and administrative expenses  ($ in 000s)

 Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense  Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch credit metric adjustments  Cash Flow from Operations   $427.4   Add back   Components of working capital   $61.1   Cash paid for interest (net of amounts capitalized)   $120.2   Capitalized Interest   $7.5   SAVEGREEN loans, grants, rebates and related investments   $71.3   Operating cash flows from operating leases   $7.9   Adjusted FFO (Non-GAAP)   $695.4   Long-Term Debt (including current maturities)   $3,068.5   Short-Term Debt   $291.8   Exclude  Cash on Hand   ($1.6)  CEV Sale-Leaseback Debt   ($283.0)  Include  CEV Sale lease-back Contractual Commitments    $205.7   Debt Issuance Costs   $13.9   Operating Lease Debt estimate (8x lease expense)   $82.9   Adjusted Debt (Non-GAAP)   $3,378.2   Adjusted Debt,   FY2024   (Millions)  Adjusted Funds from Operations,   FY2024  (Millions)

 Fiscal 2024 Q4 and Year-End NFE and NFEPS by Business Unit1  ($ in 000s)   (Thousands)  Three Months Ended September 30,  Twelve Months Ended September 30,  2024  2023  Change  2024  2023  Change  New Jersey Natural Gas  $(19,000)  $(24,838)  $5,838  $133,400  $131,414  $1,986  Clean Energy Ventures  $35,470  $50,152  $(14,682)  $33,662  $44,458  $(10,796)  Storage and Transportation  $2,468  $1,784  $684  $12,229  $12,835  $(606)  Energy Services  $68,284  $(3,537)  $71,821  $111,515  $68,517  $42,998  Home Services and Other  $1,485  $6,002  $(4,517)  $22  $4,603  $(4,581)  Total  $88,707  $29,563  $59,144  $290,828  $261,827  $29,001   (Thousands)  Three Months Ended September 30,  Twelve Months Ended September 30,  2024  2023  Change  2024  2023  Change  New Jersey Natural Gas  $(0.20)  $(0.26)  $0.06  $1.35  $1.35  $—  Clean Energy Ventures  $0.36  $0.52  $(0.16)  $0.35  $0.46  $(0.11)  Storage and Transportation  $0.02  $0.01  $0.01  $0.12  $0.13  $(0.01)  Energy Services  $0.69  $(0.03)  $0.72  $1.13  $0.71  $0.42  Home Services and Other  $0.02  $0.06  $(0.04)  $—  $0.05  $(0.05)  Total  $0.89  $0.30  $0.59  $2.95  $2.70  $0.25  Net Financial Earnings (NFE)  Net Financial Earnings per Share (NFEPS)  The sum of actual amounts may not equal due to rounding

 Review of Fiscal 2024 Fourth Quarter Results1  ($ in Millions)  A reconciliation of these non-GAAP measures can be found in the Appendix.  The sum of actual amounts may not equal to total due to rounding.  Fiscal 4Q23 – Consolidated NFE ($ in millions)  $ 29.6   NJNG  $ 5.8   Utility Gross Margin1  $ (0.7)  Depreciation & Amortization (D&A)  $ (3.3)  Interest expense,O&M, AFUDC, Income Tax  $ 9.8   Clean Energy Ventures  $ (14.7)  Revenue  $ (12.5)  D&A and Interest Expense  $ 0.2   Other (including ITC recognition)  $ (2.4)  Storage & Transportation  $ 0.7   Revenue  $ 1.9   D&A and Interest Expense  $ 0.5   O&M, AFUDC & Other  $ (1.7)  Energy Services  $ 71.8   Financial Margin1  $ 92.0   Interest Expense, Income Tax and Other  $ (20.2)  Home Services and Other  $ (4.5)  Fiscal 4Q24 – Consolidated NFE ($ in millions)2  $ 88.7

 Capital Plan Table1,2  ($ in Millions)  Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.  The sum of actual amounts may not equal due to rounding.     FY2023A  FY2024A  FY2025E  FY2026E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $77  $100  $100  -  $110  $100  -  $110  Yes  IIP  $43  $42  $25  -  $35  $—  -  $—  Yes  SAVEGREEN  $60  $71  $65  -  $75  $70  -  $80  Yes  IT  $61  $60  $45  -  $55  $5  -  $15  System Integrity  $126  $172  $135  -  $145  $200  -  $220  Cost of Removal   $42  $51  $35  -  $40  $50  -  $55  Other  $45  $7  $25  -  $30  $45  -  $55  $454  $503  $430  -  $490  $470  -  $535  Clean Energy Ventures  $110  $96  $160  -  $265  $175  -  $275  Storage and Transportation  Adelphia Gateway  $19  $7  $5  -  $15  $5  -  $15  Leaf River  $12  $39  $15  -  $20  $5  -  $10  $31  $46  $20  -  $35  $10  -  $25  Total  $596  $644  $610  -  $790  $655  -  $835  Actuals  Estimates

 Debt Repayment Schedule  No significant maturity towers in any particular year  Term debt only (excludes short-term debt of $291.8 million, capital leases of $31.6 million and solar financing obligations of $283.0 million).   Term Debt1 Maturity Schedule   as of September 30, 2024 / $ in Millions, unless otherwise noted  $1.4B  NJR Unsecured Senior Notes  FY Maturity  Principal  3.48%  2025   $100,000   3.54%  2026   $100,000   4.38%  2027   $110,000   3.96%  2028   $100,000   3.29%  2029   $150,000   3.50%  2030   $130,000   3.13%  2031   $120,000   3.60%  2032   $130,000   3.25%  2033   $80,000   6.14%  2033   $50,000   3.64%  2034   $50,000   Total NJR LT Debt   $1,120,000   NJNG First Mortgage Bonds  FY Maturity  Principal  2.82%  2025   $50,000   3.15%  2028   $50,000   5.56%  2033   $50,000   5.49%  2034   $75,000   4.37%  2037   $50,000   3.38%  2038   $10,500   2.75%  2039   $9,545   3.00%  2041   $46,500   3.50%  2042   $10,300   3.00%  2043   $41,000   4.61%  2044   $55,000   3.66%  2045   $100,000   3.63%  2046   $125,000   4.01%  2048   $125,000   3.76%  2049   $100,000   3.13%  2050   $50,000   3.13%  2050   $50,000   2.87%  2050   $25,000   2.97%  2052   $50,000   4.71%  2052   $50,000   5.47%  2053   $125,000   5.85%  2054   $50,000   5.82%  2054   $125,000   2.45%  2059   $15,000   3.86%  2059   $85,000   3.33%  2060   $25,000   2.97%  2060   $50,000   3.07%  2062   $50,000   Total NJNG LT Debt   $1,647,845   Substantial liquidity at both NJNG and NJR -   $825M of credit facilities available through FY2029

 FY 2023A  FY 2024A  FY 2025E  FY 2026E  Cash Flow from Operations  $479  $427  $460  -  $500  $510  -  $550  Uses of Funds  Capital Expenditures2  $539  $569  $600  -  $700  $650  -  $750  Dividends3  $151  $165  $174  -  $178  $188  -  $192  Total Uses of Funds  $690  $734  $774  -  $878  $838  -  $942  Financing Activities  Common Stock Proceeds – DRIP  $58  $74  $17  -  $19  $18  -  $20  Debt Proceeds /Other  $153  $232  $297  -  $359  $310  -  $372  Total Financing Activities  $211  $307  $314  -  $378  $328  -  $392  Projected Cash Flows1  ($ in Millions)  The sum of actual amounts may not equal due to rounding.  Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations).  Dividend growth for fiscal 2025 and fiscal 2026 are based upon the midpoint of forecasted 7-9% growth rate.  Actuals  Estimates  Operating cash flows are primarily affected by variations in working capital, which can be impacted by several factors, including:  seasonality of our business  fluctuations in wholesale natural gas prices and other energy prices, including changes in derivative asset and liability values;  timing of storage injections and withdrawals;  the deferral and recovery of natural gas costs; changes in contractual assets utilized to optimize margins related to natural gas transactions;   broker margin requirements;   impact of unusual weather patterns on our wholesale business;  timing of the collections of receivables and payments of current liabilities;  volumes of natural gas purchased and sold;   and timing of SREC deliveries.

 Business Overview  27  27  Business Overview - 27  28  NJR: Business Portfolio  29  NJNG: High Quality Utility in Favorable Favorable Regulatory Environment  30  NJNG: Supportive Regulatory Construct  31  CEV: Overview  32  CEV: SREC Hedging Strategy Stabilizes Revenue  33  Storage and Transportation (S&T): Overview  34  Energy Services (ES): Overview  35  Dividend Growth: Committed to Building Shareholder Value  36  Environmental, Social and Governance Efforts  37  Shareholder and Contact Information

 NJR Home Services offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line, including heating, cooling, water heating, electric and standby generator contracts  Recognized as a Top 20 Ruud® National Pro Partner™ for 8 Consecutive Years  NJR: Business Portfolio  Natural Gas and Renewable Fuel Distribution; Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains Natural Gas transportation and distribution infrastructure serving approximately 583,000 customers in New Jersey  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  New Jersey Resources Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services   Demonstrated leadership as a premier energy infrastructure and environmentally-forward thinking company

 NJNG: High Quality Utility in Favorable Regulatory Environment  Operates and Maintains Natural Gas Transportation and Distribution Infrastructure Serving Approximately 583,000 Customers in Monmouth, Ocean, Morris, Middlesex, Sussex and Burlington counties  583,000  Total Customers  6  Counties Across New Jersey  $3.2B  Rate Base  $900M - $1.1B  Forecasted investments FY2025-FY2026  9.6%  Approved ROE  Ranked highest in overall residential and business customer satisfaction among large utilities in the East according to JD Power and were named a Customer Champion, Most Trusted Brand, Easiest to Do Business with by Escalent.

 Launched in 2009, SAVEGREEN™ provides energy efficiency solutions that meet the unique needs and budgets of residential and commercial customers — including low- and moderate income, multifamily, hospitals and municipalities.   On October 30, 2024, NJNG received approval from the Board of Public Utilities for the next generation of SAVEGREEN™ energy-efficiency offerings, its largest filing to date.  The proposal will strengthen and expand NJNG’s existing energy-efficiency offerings and provide comprehensive solutions to help participating customers save energy and reduce carbon emissions, while supporting New Jersey’s ambitious climate goals.   NJNG: Supportive Regulatory Construct  30  Stable Rate Case Results  Rate case results are stable  Current ROE of 9.60% with a common equity ratio of 54%  Full recovery of plant investments to date  Rate cases are settled (generally not litigated)  Resolution of cases have been timely  Last completed case filed in January 2024 and rates effective in November 2024  Decoupled Rates for majority of customers  Volume risk due to weather or energy conservation mitigated through the Conservation Incentive Program (CIP). This decoupling mechanism allows NJNG to earn a fix margin per customer1.  NJNG’s natural gas commodity price is a pass-through cost the Basic Gas Supply Service (BGSS) program  Minimization of Regulatory Lag  Investments in customer growth and Infrastructure Investment Program (IIP) earn real-time recovery or accelerated recovery through annual mechanisms  Through the SAVEGREEN program, energy efficiency investments also have an annual cost recovery mechanism that accelerate recovery of investments and returns  Margin Sharing Incentives  Like other utilities, NJNG contracts for supply and transportation to meet customer needs  NJNG’s BPU-approved “BGSS Incentive Programs” allow temporary release of capacity or supply when not needed  NJNG shares margin generated with customers (85% for customers/15% for NJNG)  BGSS Incentive margin is not counted in NJNG’s ROE calculation for overearning  For residential and small commercial customers, which make the vast majority of NJNG’s customers.

 CEV: Overview   Largest Solar Owner-Operator in New Jersey  CEV owns and operates commercial solar projects in New Jersey, Rhode Island, New York, Connecticut, Indiana, and Michigan with approximately 386MW of installed capacity  Over $1.2 billion invested in the solar marketplace to date   A total of ~70 commercial projects in service  History of Innovative Projects

 CEV: SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of September 30, 2024  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2025 began on June 1, 2024 and ends on May 31, 2025.  Based on Fiscal Year, as of September 30, 2024  96% hedged through   Fiscal Year 2025  81% hedged through   Fiscal Year 2026  89% Hedged Through Energy Year 2026  Percent Hedged  Average Price  Current Price (EY)  90%  $190  $204  89%  $179  $194  51%  $165  $183  39%  $154  $172  Percent Hedged  Average Price  Current Price (FY)  96%  $194  $201  81%  $178  $190  62%  $165  $179  30%  $150  $167

 Storage and Transportation (S&T): Overview  Leaf River (storage), Steckman Ridge (storage), and Adelphia Gateway (transportation)  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  Serving Gulf Coast/Southeast the fastest growing natural gas market in North America with a growing reliance on regional supply imports  12.6 mmdth reservoir storage facility in southern PA  Placed in service April 2009  50% ownership interest  Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service September 2022  100% owner & operator  Serving the Northeast region, where the current pipeline grid is constrained  Maximizing capabilities at existing assets as pipeline and storage constraints continue to highlight the benefit of storage and transportation assets

 Energy Services (ES): Overview  Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America;  Fee-based Revenue through Asset Management Agreements   Asset Management Agreements  De-risked Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  Long Option Strategy  Proven track record of success, leveraging natural gas market volatility to drive value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs  NJR expects to recognize approximately $19.7 million annual in revenues between FY 2025 - FY 2031;  Recognized ratably across each quarter  ES has Reported Positive Financial Margin1 in Every Year Since Inception   Max: 2014 - $172.4M (Polar Vortex)  Min: 2020 - $9.9M  Over $1 billion ($1.03B) of long-option financial margin over last 15 years  (average of $69 Million per year)  A reconciliation of Financial Margin to Operating Income can be found in the Appendix

 Dividend Growth: Committed to Building Shareholder Value  Strong Track Record of Dividend Growth  $1.80  FY 2025 Dividend   (up 7.1%)  7.4%   DPS CAGR  Dividend History  Dividends per Share  Record Date  Payable Date  Amount Per Share  9/23/2024  10/01/2024  $0.45*  6/12/2024  7/01/2024  $0.42  3/13/2024  4/01/2024  $0.42  12/13/2023  1/02/2024  $0.42  9/20/2023  10/02/2023  $0.42  6/14/2023  7/03/2023  $0.39  3/15/2023  4/03/2023  $0.39  12/14/2022  1/03/2023  $0.39  9/26/2022  10/03/2022  $0.39  6/15/2022  7/01/2022  $0.3625  3/16/2022  4/01/2022  $0.3625  12/15/2021  1/03/2022  $0.3625  9/20/2021  10/01/2021  $0.3625  6/16/2021  7/01/2021  $0.3325  3/17/2021  4/01/2021  0.3325  12/16/2020  1/04/2021  $0.3325  9/22/2020  10/01/2020  $0.3325  Highlighted Rows Reflect Changes in Quarterly Cash Dividends  * 7.1% increase in the quarterly dividend rate to $1.80 per share from $1.68 per share

 Environmental, Social and Governance Efforts  Focus on Definable Accomplishments   Social  Established $20 million endowment fund for NJR’s charities to support continued community giving long into the future  Robust structure and initiatives to promote DEI at NJR including Executive DEI Council to ensure accountability  Employee-led Business Resource Groups (BRGs) bring together employees with common background to promote engagement and inclusiveness – 25% of NJR workforce belongs to one or more BRGs  Achieved NJ operational emissions reductions over 55% since 2006 with goal of 60% by 2030 and net zero by 2050  One of the largest owner-operators of solar assets in New Jersey, we have invested over $1 billion over the last decade building clean, emissions-free power for homes and businesses  Plans to invest up to $2 million over the next five years through its Coastal Climate Initiative, which has expanded to a multi-faceted environmental stewardship program; over $1.1 million of this funding is committed  Environmental  Our board of directors (Board) has a broad range of skills and industry knowledge, as well as a diversity of perspectives that align with our company’s long-term strategy  The Board is responsible for oversight of NJR’s overall strategy, including all Environmental Social and Governance (ESG) issues  NJR includes sustainability considerations in the performance metrics of our Commitment to Stakeholders. Actual results of these goals and metrics directly impact the compensation of corporate officers year-to-year and ensure accountability  Governance  What to Expect in Fiscal 2025  Fiscal 2025 ESG Report  January 2025  16th Consecutive Year   of our Sustainability Report (CSR)

 The Transfer Agent and Registrar for the company’s common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).  Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.  General written inquiries and address changes may be sent to:  Broadridge Corporate Issuer Solutions  P.O. Box 1342, Brentwood, NY 11717  or  For certified and overnight delivery:  Broadridge Corporate Issuer Solutions, ATTN: IWS   1155 Long Island Avenue, Edgewood, NY 11717  Shareowners can view their account information online at  shareholder.broadridge.com/NJR.   Website: www.njresources.com  Investor Relations: New Jersey Resources Investor Relations  Contact Information  Adam Prior – Director, Investor Relations   732-938-1145  aprior@njresources.com  1415 Wyckoff Road  Wall, NJ 07719  (732) 938-1000  www.njresources.com  Corporate Headquarters  Online Information  Shareholder and Online Information  Stock Transfer Agent and Registrar